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                                                                   EXHIBIT 10.01

                             A & R MATERIALS, INC.

                            1996 STOCK OPTION PLAN

     1.   Purpose of Plan.
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     The purpose of the 1996 Stock Option Plan (the "Plan") is to attract, retain and reward persons providing services to A & R Materials, Inc., a California corporation, and any successor corporation thereto (collectively referred to as the "Company"), and any present or future parent and/or subsidiary corporations of such corporation (all of whom along with the Company being individually referred to as a "Participating Company" and collectively referred to as the "Participating Company Group"), and to motivate such persons to contribute to the growth and profits of the Participating Company Group in the future. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

     2.   Administration.
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          (a) Administration by Board and/or Committee.  The Plan shall be
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administered by the Board of Directors of the Company (the "Board") and/or by a
duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any options granted under the Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding-upon all persons having an interest in the Plan and/or any Option.

          (b) Options Authorized. Options-may be either incentive stock options
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as defined in section 422 of the Code ("Incentive Stock Options") or nonqualified stock options.

          (c) Authority of Officers.  Any officer of a Participating Company
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shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

          (d) Disinterested Administration.  After the Company first registers
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its common stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), then with respect to the participation in the Plan of any employees who are also officers or directors of the Company subject to
Section 16 of the Exchange Act, the Plan shall be administered by the Board in compliance with the "disinterested administration" requirement of Rule 16b-3, as promulgated under the Exchange Act and amended from time to




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time or any successor rule or regulation ("Rule 16b-3").

     3.   Eligibility.
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          (a) Eligible Persons.  Options may be granted only to employees
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(including officers) and directors of the Participating Company Group or to individuals who are rendering services as consultants to the Participating Company Group. For purposes of the foregoing sentence, "employees" shall include prospective employees to whom Options are granted in connection with written offers of employment and "consultants" shall include prospective consultants to whom Options are granted in connection with written offers of engagement with the Participating Company Group. The Board shall, in its sole discretion, determine which eligible persons shall be granted Options (an "Optionee"). Eligible persons may be granted more than one (1) Option.

          (b) Directors Serving on Committee.  If a committee of the Board has
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been established to administer the Plan in compliance with the "disinterested administration" requirement of Rule 16b-3, no member of such committee, while a member, shall be eligible to be granted an Option.

          (c) Restrictions on Option Grants.  Any person who is not an employee
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on the effective date of the -rant of an Option to such person may be granted only a nonqualified stock option. An Incentive Stock Option granted to a prospective employee upon the condition that such person become an employee shall be deemed granted effective on the date such person commences service with a Participating Companv, with an exercise price determined as of such date in accordance with paragraph 6(a).

     4.  Shares Subject to Option.  Options shall be for the purchase of shares
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of the authorized but unissued or reacquired common stock of the Company (the
"Stock"), subject to adjustment as provided in paragraph 10 below. The maximum number of shares of Stock which may be issued under the Plan shall be Five Million (5,000,000) shares. If any outstanding Option for any reason expires or is terminated or canceled and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares may again be subject to an Option grant.

     5.  Time for Granting Options.  All Options shall be -ranted, if at all,
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within ten (10) years from January 2, 1996.

     6.  Terms.  Conditions and Form of Options.  Subject to the provisions of
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the Plan, the Board shall determine for each Option (which need not be identical,) the number of shares of Stock for which the Option shall be granted, the exercise price of the Option, the timing, and terms of exercisability and vesting of the Option, the time of expiration of the Option, the effect of the Optionee's termination of employment or service, whether the Option is to be treated as an Incentive Stock Option or as a nonqualified stock option, the method for satisfaction of any tax withholding obligation arising in connection with an Option, including by withholding or

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delivery of shares of stock, and all other terms and conditions of the Option not consistent with the Plan. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish, which agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions.

          (a) Option Exercise Price.  The exercise price for each Option shall
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be established in the sole discretion of the Board; provided, however, that (i)
the exercise price per share for an Incentive Stock Option shall not be less than the fair market value, as determined by the Board, of a share of Stock on the effective date of grant of the Option, (ii) the exercise price per share for a nonqualified stock option shall not be less than eight-five percent (85%) of the fair market value, as determined by the Board, of a share of Stock on the effective date of grant of the Option and (iii) no Incentive Stock Option granted to an Optionee who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of section 422(b)(6) of the Code (a "Ten Percent Owner Optionee") shall have an exercise price per share less than one hundred ten percent (1 10 '7o) of the fair market value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a nonqualified stock option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is ,ranted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of section 424(a) of the Code.

          (b) Exercise Period of Options.  The Board shall have the power to
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set, including by amendment of an Option, the time or times within each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that (i) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (ii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (iii) no Option granted to a prospective employee or prospective consultant may become exercisable prior to the date on which such person commences service with a Participating Company.

           (c)  Payment of Exercise Price.
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                      (i) Forms of Consideration Authorized.  Payment of the
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exercise price for the number of shares of Stock being purchased pursuant to any
Option shall be made (1) in cash, by check, or cash equivalent, (2) by tender to the Company of shares of the Company's stock owned by the Optionee having a value, as determined by the Board (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), not less than the exercise price, (3) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (a "Cashless Exercise"), or (4) by any combination thereof. The Board may at any time or from time to time, by adoption of

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or by amendment to the standard form or forms of stock option agreement described in paragraph 7 below, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price and/or which other-wise restrict one (1) or more forms of consideration.

          (ii)  Tender of Company Stock.  Notwithstanding the foregoing, an
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Option may not be exercised by tender to the Company of shares of the Company's stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock. Unless otherwise provided for by the Board, an Option may not be exercised by tender to the Company of shares of the Company's stock unless such shares of the Company's stock either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

          (iii)     Cashless Exercise.  The Company reserves, at any and all
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times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Options by means of a Cashless Exercise.

     7.   Standard Forms of Stock Option Agreement.
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          (a) Incentive Stock Options.  Unless otherwise provided for by the
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Board at the time an Option is granted, an Option designated as an "Incentive
Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of incentive stock option agreement attached hereto as
Exhibit A and as amended from time to time.
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          (b) Nonqualified Stock Options.  Unless otherwise provided for by the
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Board at the time an Option is granted, an Option designated as a "Nonqualified
Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of nonqualified stock option agreement attached hereto as Exhibit B and as amended from time to time.
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          (c) Standard Term for Options.  Unless otherwise provided for by the
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Board in the grant of an Option, any Option granted hereunder shall be exercisable for a term of ten
(10) years from the effective date of grant of the Option.

     8.   Authority to Vary Terms.  The Board shall have the authority to vary,
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from time to time, the terms of either of the standard forms of stock option agreement described in paragraph 7 above, either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are not immediately exercisable.

     9.   Fair Market Value Limitation.  To the extent that the aggregate fair
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          market value

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(determined at the time the Option is granted) of Stock with respect to which
Incentive Stock Options are exercisable by an Optionee for the first time during any calendar year (under all stock options plans of the Company, including the Plan) exceeds One Hundred Thousand Dollars ($100,000), such options shall be treated as nonqualified stock options. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted.

     10.  Effect of Change in Stock Subject to Plan.  Appropriate adjustments
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shall be made in the number and class of shares of Stock subject to the Plan and to any outstanding Options and in the exercise price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become shares of another corporation (the "New Shares"), the Company may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendments, the number of shares and the exercise prices of the outstanding Options shall be adjusted in a fair and equitable manner.

     11.  Transfer of Control.  A "Transfer of Control" shall be deemed to have
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occurred if any of the following occurs with respect to the Company:

          (a) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

          (b) a merger or consolidation in which the Company is not the surviving corporation;
          (c) a merger or consolidation in which the Company is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority o f the beneficial interest in the voting stock of the Company after such merger or consolidation,

          (d) the sale, exchange., or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations (as defined in paragraph 1 above) of the Company); or

          (e) a liquidation or dissolution of the Company.

     In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation, or parent corporation thereof, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to either assume the Company's rights and obligations under outstanding stock option agreements or substitute options for the Acquiring Corporation's stock for such outstanding Options. Any Options which are neither assumed or substituted for by the Acquiring Corporation nor exercised

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as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control.

     12.  Provision of Information.  Each Optionee shall be given access to
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information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

     13.  Options Non-Transferable.  During the lifetime of the Optionee, the
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Option shall be exercisable only by the Optionee.  No Option shall be assigned or transferred by the Optionee, except by will or by the laws of descent and distribution.

     14.  Indemnification.  In addition to such other rights of
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indemnification as they may have as members  of the Board or as officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

     15.  Termination of Amendment of Plan or Options.  The Board, including any
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duly appointed committee of the Board, may terminate or amend the Plan or any
Option at any time; provided, however, that without the approval of the Company's stockholders, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 10 above), (b) no change in the class of persons eligible to receive Incentive Stock Options and (c) no expansion in the class of persons eligible to receive nonqualified stock options. In addition to the foregoing, the approval of the Company's stockholders shall be sought for any amendment to the Plan for which the Board deems stockholder approval necessary in order to comply with Rule 16b-3. In any event, no amendment may adversely affect any then outstanding Option, or any unexercised portion thereof, without the consent of the Optionee, unless such amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option.





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